TABLE OF CONTENTS

     USAA Family of Funds                                         1
     Message from the President                                   2
     Investment Review                                            4
     Message from the Manager                                     5
     Financial Information:
        Statement of Assets and Liabilities                       8
        Portfolio of Investments in Securities                    9
        Notes to Portfolio of Investments in Securities          13
        Statement of Operations                                  14
        Statements of Changes in Net Assets                      15
        Notes to Financial Statements                            16

===============================================================================

                       IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (COPYRIGHT)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

  CAPITAL APPRECIATION
=========================================================================================================
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International (1)                      7/11/88       19.15        13.09             -          10.60
  S&P 500 Index (4)                       5/1/96           -            -             -          16.83+
  World Growth (1)                       10/1/92       19.08            -             -          13.66

  ASSET ALLOCATION
============
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72

  INCOME TAXABLE
=========
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60

  INCOME - TAX EXEMPT
========
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18

  MONEY MARKET
========
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.

MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax Exempt Short-Term Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                INVESTMENT REVIEW

INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.

                                    7/31/96            1/31/97
Net Assets.................    $1,710.8 MILLION    $1,987.9 MILLION
Net Asset Value Per Share..        $15.85              $17.41


AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/97
July 31, 1996 to January 31, 1997............................17.70%+
1 Year.......................................................19.48%
5 Years......................................................13.42%
Since inception on May 4, 1987...............................12.98%

+ Total returns for periods of less than one year are not annualized.
  This six-month return is cumulative.


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 5/4/87 to 1/31/97 with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Stock Fund - $32,910 and the S&P 500 Index - $36,569.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index, an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                      MESSAGE FROM THE MANAGER

[A photo of Harry W. Miller, CFA, Portfolio Manager, appears here.]

Performance
As of January 31, 1997, your Fund had net assets of $1.988 billion as compared to $1.711 billion at the time of our last report on July 31, 1996. During the same time period your fund had a total return of 17.70%.

Real estate investment trusts (REITs) were the outstanding performers in the portfolio over the six-month period, such as, Patriot American Hospitality, Cali Realty, Beacon Properties, Public Storage, Weeks Corp, Glimcher Realty, Duke Realty, and Liberty Property to name a few. The only negative REIT was Horizon Group. Those that specialized in office space and hotels did best. Your Fund currently has 15% of its net assets invested in this industry. Other outstanding performers that were large holdings in the portfolio during the period were Bristol-Myers Squibb, Chrysler, and Texaco. Lastly, our convertible positions in Unisys, Mascotech, James River, Browning-Ferris, and IKON Office Solutions all outperformed the stock market. These convertibles provide the Fund with broad diversification and a greater potential of appreciation.

Electric utility and telephone sectors underperformed the stock market. In the electric utility area we cut back our holdings and now hold only those securities which we believe will do well in the new competitive environment. A great deal of uncertainty was created by the telephone legislation passed in early 1996. Telephone stocks underperformed the market, despite earnings that were above expectations. We believe this has been fully discounted in the market, and we intend to maintain our current positions.


                    INCREASING DIVIDENDS
                                              Annual Income
           Calendar                            Dividend Per
            Year                                 Share
          ---------                         ----------------
            1987                                 $.19*
            1988                                  .48
            1989                                  .57
            1990                                  .65
            1991                                  .68
            1992                                  .70
            1993                                  .71
            1994                                  .75
            1995                                  .77
            1996                                  .78

                    *From inception on May 4, 1987.

The dividend to shareholders for calendar 1996 was $.78 as compared to $.77 in the previous year. The Fund has continued producing a growing stream of income as it has every year since its inception in 1987. (1)

Outlook
Despite the outstanding returns (1) of the stock market in the last two years, we believe as long as the current economy enjoys low interest rates, low inflation, and modest growth in corporate earnings, the stock market will produce historical returns.

Based on our economic  discussion  and our bottoms up  approach,  we believe the
following   industries  are  likely  to  perform  above  the  average  in  1997:
distribution & pipelines, healthcare, oil, and REITs.


(1) Past performance is no guarantee of future results. Yields and returns will fluctuate.


      Top 10 Equity Holdings
        (% of Net Assets)

  Philip Morris Companies     4.5
  GTE                         4.3
  Bankers Trust New York      4.2
  Bristol-Meyers Squibb       4.2
  Allegheny Power System      3.9
  Dow Chemical                3.8
  Chrysler                    3.5
  NYNEX                       3.2
  Aetna, Preferred            3.0
  National Fuel Gas           2.9



            Top 10 Industries
            (% of Net Assets)

  Real Estate Investment Trusts        15.0
  Oil Related                          10.7
  Telecommunications                    9.1
  Electric Power                        8.8
  Tobacco                               8.7
  Bank Related                          6.8
  Healthcare - Diversified              6.1
  Distribution & Pipelines              5.6
  Chemicals                             3.8
  Automobiles                           3.5

See page 9 for a complete listing of the Portfolio of Investments in Securities.

Income Stock Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $1,589,507)              $  1,978,403
   Cash                                                                                             404
   Receivables:
      Capital shares sold                                                                         1,579
      Dividends and interest                                                                      5,987
      Securities sold                                                                             9,007
---------------------------------------------------------------------------------------------------------
         Total assets                                                                         1,995,380
---------------------------------------------------------------------------------------------------------
Liabilities
   Securities purchased                                                                           4,702
   Capital shares redeemed                                                                        1,581
   USAA Investment Management Company                                                               835
   USAA Transfer Agency Company                                                                     233
   Accounts payable and accrued expenses                                                            135
---------------------------------------------------------------------------------------------------------
         Total liabilities                                                                        7,486
---------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,987,894
=========================================================================================================
Represented by:
   Paid-in capital                                                                         $  1,588,483
   Accumulated undistributed net investment income                                                5,378
   Accumulated net realized gain on investments                                                   5,137
   Net unrealized appreciation of investments                                                   388,896
---------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,987,894
=========================================================================================================
   Capital shares outstanding                                                                   114,176
=========================================================================================================
   Net asset value, redemption price, and offering price per share                         $      17.41
=========================================================================================================


See accompanying notes to financial statements.

Income Stock Fund
Portfolio of Investments in Securities

                              Common Stocks (79.2%)
               Aerospace/Defense (1.2%)
     600,000   B.F. Goodrich Co.                                                           $     24,600
---------------------------------------------------------------------------------------------------------

               Aluminum (2.3%)
     750,300   Reynolds Metals Co.                                                               45,300
---------------------------------------------------------------------------------------------------------

               Automobiles (3.5%)
   2,000,000   Chrysler Corp.                                                                    69,750
---------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Major Regional (2.6%)
   1,300,000   PNC Bank Corp.                                                                    51,675
---------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Money Center (4.2%)
     975,000   Bankers Trust New York Corp.                                                      82,875
---------------------------------------------------------------------------------------------------------

               Chemicals (3.8%)
     975,000   Dow Chemical Co.                                                                  75,197
---------------------------------------------------------------------------------------------------------

               Distribution & Pipelines (5.6%)
   1,383,600   National Fuel Gas Co.                                                             58,457
   1,360,500   NICOR, Inc.                                                                       49,148
     114,500   Peoples Energy Corp.                                                               3,807
---------------------------------------------------------------------------------------------------------
                                                                                                111,412
---------------------------------------------------------------------------------------------------------

               Electric Power (8.8%)
   2,500,000   Allegheny Power System, Inc.                                                      76,562
     400,000   Central Hudson Gas & Electric Corp.                                               12,550
   1,000,000   Houston Industries, Inc.                                                          22,625
     900,000   IES Industries, Inc.                                                              27,563
     300,000   Portland General Corp.                                                            11,775
     200,000   Public Service Co. of Colorado                                                     7,800
     445,000   Southwestern Public Service Co.                                                   16,020
---------------------------------------------------------------------------------------------------------
                                                                                                174,895
---------------------------------------------------------------------------------------------------------

               Healthcare - Diversified (6.1%)
     600,000   American Home Products Corp.                                                      38,025
     650,000   Bristol-Myers Squibb Co.                                                          82,550
---------------------------------------------------------------------------------------------------------
                                                                                                120,575
---------------------------------------------------------------------------------------------------------

               Machinery - Diversified (1.3%)
     600,000   Deere & Co.                                                                       25,650
---------------------------------------------------------------------------------------------------------

               Oil - Domestic (3.9%)
     300,000   Atlantic Richfield Co.                                                            39,675
   1,500,000   Occidental Petroleum Corp.                                                        38,250
---------------------------------------------------------------------------------------------------------
                                                                                                 77,925
---------------------------------------------------------------------------------------------------------

               Oil - International (2.9%)
     550,000   Texaco, Inc.                                                                      58,231
---------------------------------------------------------------------------------------------------------

               Real Estate Investment Trusts (15.0%)
     300,000   Arden Realty Group, Inc.                                                           8,025
     400,000   Avalon Properties, Inc.                                                           11,050
     500,000   Beacon Properties Corp.                                                           17,875
     709,000   Burnham Pacific Properties, Inc.                                                  10,458
     400,000   Cali Realty Corp.                                                                 13,200
     275,000   Chelsea GCA Realty, Inc.                                                           9,453
     400,000   Developers Diversified Realty Corp.                                               14,300
     400,000   Duke Realty Investments, Inc.                                                     15,850
     300,000   Evans Withycombe Residential, Inc.                                                 6,300
     600,000   First Industrial Realty Trust, Inc.                                               17,400
     300,000   Gables Residential Trust                                                           7,988
     500,000   Glimcher Realty Trust                                                             10,750
     200,000   Health Care Property Investors, Inc.                                               7,000
     250,000   Highwoods Properties, Inc.                                                         8,750
     400,000   Horizon Group, Inc.                                                                6,800
     650,000   Kimco Realty Corp.                                                                21,288
     375,000   Liberty Property Trust                                                             9,656
     400,000   Nationwide Health Properties, Inc.                                                 9,150
     255,000   Patriot American Hospitality, Inc.                                                11,985
     350,000   Post Properties, Inc.                                                             14,525
     350,000   Prentiss Properties Trust                                                          9,406
     600,000   Public Storage, Inc.                                                              17,550
      87,100   ROC Communities, Inc.                                                              2,265
     150,000   Shurgard Storage Centers, Inc.                                                     4,181
     400,000   Storage USA, Inc.                                                                 15,150
     100,000   Tanger Factory Outlet Centers, Inc.                                                2,575
     134,329   United Dominion Realty Trust, Inc.                                                 2,082
     200,000   Weeks Corp.                                                                        7,225
     140,000   Weingarten Realty Investors, Inc.                                                  6,020
---------------------------------------------------------------------------------------------------------
                                                                                                298,257
---------------------------------------------------------------------------------------------------------

               Retail - General Merchandising (2.1%)
     902,100   J.C. Penney Company, Inc.                                                         42,737
---------------------------------------------------------------------------------------------------------

               Specialty Printing (0.3%)
     200,000   Deluxe Corp.                                                                       6,150
---------------------------------------------------------------------------------------------------------

               Telephones (9.1%)
   1,800,000   GTE Corp.                                                                         84,600
   1,250,000   NYNEX Corp.                                                                       63,281
   1,000,000   U S West Communications Group                                                     32,875
---------------------------------------------------------------------------------------------------------
                                                                                                180,756
---------------------------------------------------------------------------------------------------------

               Tobacco (6.5%)
     750,000   Philip Morris Companies, Inc.                                                     89,156
   1,200,000   RJR Nabisco Holdings Corp.                                                        39,300
---------------------------------------------------------------------------------------------------------
                                                                                                128,456
---------------------------------------------------------------------------------------------------------
               Total common stocks (cost: $1,203,162)                                         1,574,441
---------------------------------------------------------------------------------------------------------


               Preferred Stocks (15.8%)
               Auto Parts (0.6%)
     700,000   Mascotech, Inc., $1.20 cumulative convertible                                     12,425
---------------------------------------------------------------------------------------------------------

               Computer Systems (2.5%)
   1,325,000   Unisys Corp. depositary shares "A",
                 $3.75 cumulative convertible                                                    49,191
---------------------------------------------------------------------------------------------------------

               Insurance - Multi-Line Companies (2.9%)
     750,000   Aetna, Inc., Class C, 6.25% cumulative convertible                                58,687
---------------------------------------------------------------------------------------------------------

               Office Equipment & Supplies (1.2%)
     250,400   IKON Office Solutions, Inc. depositary shares "BB",
                 6.50% cumulative convertible                                                    24,915
---------------------------------------------------------------------------------------------------------

               Oil - Domestic (1.6%)
   1,170,500   Sun Company, Inc. depositary shares "A",
                 $1.80 cumulative convertible                                                    31,750
---------------------------------------------------------------------------------------------------------

               Paper & Forest Products (2.4%)
   1,617,700   James River Corp. depositary shares "P",
                 9.00% cumulative convertible                                                    48,531
---------------------------------------------------------------------------------------------------------

               Pollution Control (1.6%)
     950,000   Browning-Ferris Industries, Inc.,
                 7.25% automatic exchangeable                                                    31,350
---------------------------------------------------------------------------------------------------------

               Publishing/Newspapers (0.6%)
   1,000,000   Hollinger International, Inc., PRIDES,
                 9.75%, cumulative convertible                                                   11,250
---------------------------------------------------------------------------------------------------------

               Steel (0.2%)
      69,300   USX Corp., 6.50% cumulative convertible                                            3,162
---------------------------------------------------------------------------------------------------------

               Tobacco (2.2%)
   6,500,000   RJR Nabisco Holdings Corp. depositary shares "C",
                 $.60 cumulative exchangeable                                                    43,062
---------------------------------------------------------------------------------------------------------
               Total preferred stocks (cost: $293,178)                                          314,323
---------------------------------------------------------------------------------------------------------

                                  Bonds (2.6%)
   Principal
    Amount                                                           Coupon
     (000)                                                            Rate      Maturity


 $     1,900   Atlantic Richfield Co. Exchangeable Notes              9.00%      9/15/97         43,700
       6,810   Cooper Industries, Inc. Convertible Debentures         7.05       1/01/15          7,287
---------------------------------------------------------------------------------------------------------
               Total bonds (cost: $54,515)                                                       50,987
---------------------------------------------------------------------------------------------------------

                                Short-Term (1.9%)
               Commercial Paper
      38,664   Household Finance Corp. (cost: $38,652)                5.50       2/03/97         38,652
---------------------------------------------------------------------------------------------------------
               Total investments (cost: $1,589,507)                                        $  1,978,403
=========================================================================================================

Income Stock Fund
Notes to Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.

Income Stock Fund
Statement of Operations
(In Thousands)
Six-month period ended January 31, 1997
(Unaudited)

Net investment income:
   Income:
      Dividends                                                                              $   51,493
      Interest                                                                                    1,268
---------------------------------------------------------------------------------------------------------
         Total income                                                                            52,761
---------------------------------------------------------------------------------------------------------
   Expenses:
      Management fees                                                                             4,644
      Transfer agent's fees                                                                       1,377
      Custodian's fees                                                                              118
      Postage                                                                                       140
      Shareholder reporting fees                                                                     57
      Directors' fees                                                                                 2
      Registration fees                                                                              66
      Audit fees                                                                                     15
      Legal fees                                                                                      2
      Other                                                                                          23
---------------------------------------------------------------------------------------------------------
         Total expenses                                                                           6,444
---------------------------------------------------------------------------------------------------------
            Net investment income                                                                46,317
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
   Net realized gain                                                                             37,116
   Change in net unrealized appreciation/depreciation                                           215,644
---------------------------------------------------------------------------------------------------------
            Net realized and unrealized gain                                                    252,760
---------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations                                             $  299,077
=========================================================================================================


See accompanying notes to financial statements.

Income Stock Fund
Statement of Changes in Net Assets
(In Thousands)
Six-month period ended January 31, 1997
and year ended July 31, 1996
(Unaudited)
                                                                             1/31/97          7/31/96

From operations:
   Net investment income                                                  $    46,317      $     78,374
   Net realized gain on investments                                            37,116            54,444
   Change in net unrealized appreciation/depreciation of
      investments                                                             215,644            57,966
                                                                         --------------   --------------
      Increase in net assets resulting from operations                        299,077           190,784
                                                                         --------------   --------------
Distributions to shareholders from:
   Net investment income                                                      (43,334)          (78,768)
                                                                         --------------   --------------
   Net realized gains                                                         (80,728)          (26,302)
                                                                         --------------   --------------
From capital share transactions:
   Proceeds from shares sold                                                  140,914           319,925
   Shares issued for dividends reinvested                                     116,795            96,884
   Cost of shares redeemed                                                   (155,599)         (200,125)
                                                                          --------------   --------------
      Increase in net assets from capital share transactions                  102,110           216,684
                                                                          --------------   --------------
Net increase in net assets                                                    277,125           302,398
Net assets:
   Beginning of period                                                      1,710,769         1,408,371
                                                                          --------------   --------------
   End of period                                                          $ 1,987,894      $  1,710,769
                                                                          ==============   ==============
Undistributed net investment income included in net assets:
   Beginning of period                                                    $     2,395      $      2,689
                                                                          ==============   ==============
   End of period                                                          $     5,378      $      2,395
                                                                          ==============   ==============
Change in shares outstanding:
   Shares sold                                                                  8,451            20,238
   Shares issued for dividends reinvested                                       7,188             6,184
   Shares redeemed                                                             (9,383)          (12,616)
                                                                          --------------   --------------
      Increase in shares outstanding                                            6,256            13,806
                                                                          ==============   ==============
Authorized shares of $.01 par value                                           135,000           135,000
                                                                          ==============   ==============

See accompanying notes to financial statements.

Income Stock Fund
Notes to Financial Statements

January 31, 1997
(Unaudited)



(1)    Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)    Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25%, of which only 5% may be borrowed from CAPCO, of its total assets at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3)    Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)    Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1997 were $311,808,080 and $294,682,603, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1997 was $410,163,857 and $21,268,313, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1997 was $12,000.

(6)    Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1997, the Association and its affiliates owned 3,298,091 shares (2.9%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                            Six-Month                               Ten-Month
                          Period Ended                            Period Ended         Year Ended
                           January 31,     Year Ended July 31,      July 31,          September 30,
                              1997         1996         1995          1994         1993          1992
Net asset value at
   beginning of period   $     15.85   $     14.96  $      13.50  $      14.95  $     13.42   $    12.63
Net investment income            .41           .77           .74           .60          .71          .71
Net realized and
   unrealized gain (loss)       2.28          1.16          1.69         (1.12)        1.62          .78
Distributions from net
   investment income            (.39)         (.77)         (.75)         (.74)        (.71)        (.70)
Distributions of realized
   capital gains                (.74)         (.27)         (.22)         (.19)        (.09)           -
                         ------------- -------------- ------------- -------------- ----------- -------------
Net asset value at
   end of period         $     17.41   $     15.85  $      14.96  $      13.50  $     14.95   $    13.42
                         ============  ============= ============== ============== =========== =============

Total return (%) *             17.70         13.21         18.83         (3.53)       18.05        12.14
Net assets at end
   of period (000)       $ 1,987,894   $ 1,710,769  $  1,408,371  $  1,190,024  $ 1,043,686   $  480,733
Ratio of expenses
   to average net
   assets (%)                    .69(a)        .72           .75           .73(a)       .70          .74
Ratio of net investment
   income to average
   net assets (%)               4.99 (a)      4.84          5.34          5.25(a)      5.43         5.99
Portfolio turnover (%)         16.35         32.38         34.94         24.82        26.98        15.79
Average commission
   rate paid per share+  $      .050   $      .050

 (a)Annualized. The ratio is not necessarily indicative of 12 months of operations.

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.

  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.